UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 and 15(d) of the
                 Securities Exchange Act of 1934


                        November 11, 1997
        Date of Report (Date of earliest event reported)


                   SA TELECOMMUNICATIONS, INC.
      Exact Name of Registrant as Specified in its Charter)


     Delaware                     0-18048              75-2258519
(State or Other Jurisdiction    (Commission         (IRS Employer
of Incorporation)               File Number)      Identification No.)


   1600 Promenade Center, 15th Floor
           Richardson, TX                                  75080
(Address of Principal Executive Offices)                 (Zip Code)


                          (972) 690-5888
      (Registrant's Telephone Number, Including Area Code)

                                N/A
                       ---------------------
  (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     SA Telecommunications, Inc. issued the press release which is attached as Exhibit 20.1 hereto on November 11, 1997, which press release is incorporated herein by reference. In addition, SA Telecommunications, Inc. issued the press release which is attached as Exhibit 20.2, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

         (c)  Exhibits.

              Exhibit No.      Document Description

                20.1*          Press Release of SA Telecommunications, Inc.
                               dated November 11, 1997

                20.2*          Press release of SA Telecommunications, Inc.
                               dated November 19, 1997

_______________
*Filed herewith

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SA TELECOMMUNICATIONS, INC.

DATE:  November 20, 1997      BY:   /s/ HOWARD CURD
                                   ------------------------------
                                   Howard Curd
                                   Chairman of the Board

                          EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT DESCRIPTION

20.1*               Press Release of SA Telecommunications, Inc.
                    dated November 11, 1997

20.2*               Press Release of SA Telecommunications, Inc.
                    dated November 19, 1997
_________
*   Filed herewith